NET INCOME / (LOSS) PER SHARE (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Net Income Loss Per Share Tables
Dilutive shares included in EPS
	December 31,
	2014	2013
Warrants	188,391	569,142
Options	208,778	176,000
Preferred Stock (as converted)	0	375,000
Total	397,169	1,120,142

NET INCOME PER SHARE

	June 30, 2015	June 30, 2014
Income / (Losses) available for common shareholders	$243,537	$725,215

Basic weighted average common shares outstanding	8,092,281	8,190,368
Basic income / (loss) per share	$0.03	$0.09

Diluted weighted average common shares outstanding	8,790,132	8,613,227
Diluted income / (loss) per share	$0.03	$0.08

	December 31,	December 31,
	2014	2013
Net income (losses) available for common shareholders	1,673,602	1,292,425

Basic weighted average common shares outstanding	8,180,428	7,830,909
Basic income (loss) per share	0.20	0.17
Diluted weighted average common shares outstanding	8,577,597	8,951,051
Diluted income (loss) per share	.20	0.14